UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2018

HUGOTON ROYALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Texas

(State or Other Jurisdiction of Incorporation)

1-10476	58-6379215
(Commission File Number)	(IRS Employer Identification No.)

Southwest Bank Trustee P.O. Box 962020 Fort Worth, Texas	76162-2020
(Address of Principal Executive Offices)	(Zip Code)

(855) 588-7839

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 19, 2018, the Registrant issued a news release announcing that it will not declare a monthly cash distribution for the month of January 2018. A copy of the news release is furnished as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 8.01.	Other Events.

On January 19, 2018, the Registrant issued a news release announcing that XTO Energy has advised the Trustee that it has reached a tentative settlement with the plaintiffs in the Chieftain class action royalty case. XTO Energy informed the Trustee on January 17, 2018, that it believes that the portion of the settlement that relates to the Trust is as much as $20 million. XTO Energy has advised the Trustee that the settlement requires final approval by a judge, which is expected to occur in late first quarter of 2018. The Trustee has asked to be advised by XTO as the matter progresses and, once additional information is made available to the Trustee, intends to review any claimed reductions in payment to the Trust based on the facts and circumstances of the settlement. The Trustee has previously stated that to the extent any such claimed reductions are similar to claimed reductions from XTO Energy’s settlement in the Fankhouser v. XTO Energy, Inc. class action lawsuit that an arbitration tribunal ruled were not permitted to be borne by the Trust, the Trustee would likely object to such claimed reductions.

If $20 million of the Chieftain settlement is required to be borne by the Trust, it would result in excess costs under the Oklahoma conveyance that, based on recent distribution levels under such conveyance, would likely result in no distributions under the Oklahoma conveyance for several years.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1     News Release dated January 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGOTON ROYALTY TRUST

BY: SOUTHWEST BANK, TRUSTEE

Date: January 19, 2018	By:	/s/ LEE ANN ANDERSON
Lee Ann Anderson Senior Vice President

EXXON MOBIL CORPORATION

	By:	/s/ DAVID LEVY
David Levy Vice President – Upstream Business Services

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